                                                         Exhibit No. EX-99.h.3.a

                                    EXHIBIT A
        to the Amended and Restated Expense Limitation Agreement between
                            GARTMORE MUTUAL FUNDS and
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                      Amended, Effective September 20, 2006

Name of Fund/Class              Expense Limitation for Fund/Class
Gartmore Mid Cap Growth Fund
Class A                         1.15%
Class B                         1.15%
Class C                         1.15%
Class R                         1.15%
Institutional Service Class     1.15%
Institutional Class             1.15%

Gartmore Mid Cap Growth Leaders
Fund (formerly, Gartmore
Millennium Growth Fund)

Class A                         1.20%
Class B                         1.20%
Class C                         1.20%
Class D                         1.20%
Class R                         1.20%
Institutional Service Class     1.20%
Institutional Class             1.20%

Gartmore Nationwide           Offering    Guarantee    Zero Coupon
Principal Protected            Period      Period    Investment Period
Fund **

Class A                         1.00%      1.95%        1.40%
Class B                         1.50%      2.45%        1.90%
Class C                         1.50%      2.45%        1.90%

Gartmore Convertible Fund
Class A                         0.95%
Class B                         0.95%
Class C                         0.95%
Class R                         0.95%
Institutional Service Class     0.95%
Institutional Class             0.95%

Gartmore Money Market Fund(1)***
Class C                         0.59%
Prime                           0.59%
Service                         0.59%
Institutional                   0.59%

Gartmore Small Cap Leaders Fund
Class A                         1.35%
Class B                         1.35%
Class C                         1.35%
Class R                         1.35%
Institutional Service Class     1.35%
Institutional Class             1.35%

Gartmore China Opportunities
Fund
Class A                         1.75%
Class B                         1.75%
Class C                         1.75%
Class R                         1.75%
Institutional Service Class     1.75%
Institutional Class             1.75%

Gartmore Global Natural
Resources Fund
Class A                         1.20%
Class B                         1.20%
Class C                         1.20%
Class R                         1.20%
Institutional Service Class     1.20%
Institutional Class             1.20%

Gartmore Optimal Allocations
Fund: Aggressive (formerly
Gartmore Actively Managed
Aggressive Asset Allocation
Fund)
Class A                         0.25%
Class B                         0.25%
Class C                         0.25%
Class R                         0.25%
Institutional Service Class     0.25%
Institutional Class             0.25%

Gartmore Optimal Allocations
Fund: Moderately Aggressive
(formerly Gartmore Actively
Managed Moderately Aggressive
Asset Allocation Fund)
Class A                         0.25%
Class B                         0.25%
Class C                         0.25%
Class R                         0.25%
Institutional Service Class     0.25%
Institutional Class             0.25%

Gartmore Optimal Allocations
Fund: Moderate (formerly
Gartmore Actively Managed
Moderate Asset Allocation Fund)
Class A                         0.25%
Class B                         0.25%
Class C                         0.25%
Class R                         0.25%
Institutional Service Class     0.25%
Institutional Class             0.25%

Gartmore Optimal Allocations
Fund: Specialty (formerly
Gartmore Actively Managed
Specialty Asset Allocation Fund)
Class A                         0.25%
Class B                         0.25%
Class C                         0.25%
Class R                         0.25%
Institutional Service Class     0.25%
Institutional Class             0.25%

Gartmore Hedged Core Equity Fund
Class A                         1.90%
Class B                         1.90%
Class C                         1.90%
Class R                         1.90%
Institutional Service Class     1.90%
Institutional Class             1.90%

Gartmore Small Cap Growth Fund
Class A                         1.35%
Class B                         1.35%
Class C                         1.35%
Class R                         1.35%
Institutional Service Class     1.35%
Institutional Class             1.35%

Gartmore Small Cap Value Fund
Class A                         1.35%
Class B                         1.35%
Class C                         1.35%
Class R                         1.35%
Institutional Service Class     1.35%
Institutional Class             1.35%

Effective  until at least February 28, 2008.  These expense  limitations  may be revised,  after the expiration of the agreed upon term, if mutually  agreed upon by the parties.  They may also be revised to increase the limitations at anytime if mutually agreed upon by the parties.

**Until at least the end of the Guarantee  Period which will be seven years,  it is hereby agreed that Fund Operating  Expenses shall include Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

(1) With  respect to all classes of the Gartmore  Money  Market Fund,  effective until at least May 1, 2006.

***In  addition with respect to the Service  Class of the Gartmore  Money Market
Fund,  effective  until at least February 28, 2006, the Fund Operating  Expenses shall be  limited to 0.75% and shall  include  the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.